BORROWINGS (Tables)	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Schedule of Maturities of Long-Term Debt
As of December 31, 2024, the Company had an outstanding balance of $321.3 million on the consolidated balance sheet, and its aggregate future maturities consists of the following (in thousands):

December 31, 2024
2025	$17,750
2026	17,750
2027	17,750
2028	17,750
Thereafter	270,000
Total	341,000
Debt issuance costs	(19,683)
Total long-term debt, net of debt issuance costs	$321,317